Exhibit 10.4

December __, 2021

[Name

Address]

Dear [__]:

On behalf of Rhodium Shared Services LLC (the “Company”), I am pleased to extend this letter agreement memorializing your continued employment as [__]. We anticipate your employment under this agreement will begin on December __, 2021.

You will be paid an annualized base salary of $200,000, less applicable taxes and other withholdings, in accordance with the Company’s payroll practices in effect from time to time. You will also be eligible to participate in those benefit plans and programs that the Company makes available to its similarly situated employees from time to time, subject to the terms and conditions of the applicable plans and programs as in effect from time to time.

You will, of course, be expected to continue to comply with all of the Company’s policies and procedures in effect from time to time. Your employment with the Company is not for a specific term and is terminable at-will. This means that either you or the Company may terminate the employment relationship at any time, with or without notice, and for any reason not prohibited by applicable law. Contemporaneously with your execution of this agreement, you have executed the Confidentiality, Proprietary Rights and Protective Covenants Agreement attached hereto as Exhibit A.

In signing below, you expressly represent that you are under no restriction with any current or former employer or other third party, including restrictions with respect to non-competition, non-solicitation, confidentiality, or any other restrictive covenant, that would prevent you from accepting employment with the Company or from performing any services on the Company’s behalf. In addition, you promise that you will not provide the Company with any confidential, proprietary or legally protected information belonging to any current or former employer or other third party and in no circumstances will you use or disclose such information in the course of your employment with the Company. If you have any questions about the ownership of particular documents or other information, you should discuss such questions with your current or former employer(s) before removing or copying the documents or information.

[__], we look forward to your continued contributions to the Company and the valuable contributions we expect you to make to its development and success in the future. To accept this offer, please sign and date the acceptance below and return it to me.

Sincerely,

RHODIUM SHARED SERVICES LLC

By:	Rhodium Technologies LLC, its manager

Name:	[__]
Title:	Signatory Authority

AGREED AND ACCEPTED:

[__]

EXHIBIT A TO OFFER LETTER

CONFIDENTIALITY, PROPRIETARY RIGHTS, AND
PROTECTIVE COVENANTS AGREEMENT

THIS CONFIDENTIALITY, PROPRIETARY RIGHTS, AND PROTECTIVE COVENANTS AGREEMENT (hereinafter, this “PRA”) is hereby made and entered into by and between: Rhodium Shared Services LLC, a Delaware limited liability company (hereinafter, the “Company”), on behalf of itself and for the benefit its corporate parents, subsidiaries, members, managers, and other entities under common control with the Company (collectively, “Company Affiliates” and any individually, a “Company Affiliate”); and, the undersigned individual employee (the “Employee”). The Company and the Employee may hereinafter be referred to collectively as the “Parties”, and each severally, a “Party”.

Consideration. The Employee acknowledges that (a) the Employee is entering into an employment offer letter contemporaneously with the execution of this Agreement, (b) is receiving new Confidential Information (as defined below) contemporaneously with the execution of this Agreement, and (c) will continue to receive Confidential Information throughout the Employee’s employment.

Certain Defined Terms. Subject to the foregoing, when used in this PRA, the following terms shall have the meanings ascribed to them as follows:

“Confidential Information” includes all information belonging to the Company or any Company Affiliate (a) designated as confidential, (b) reasonably understood to be confidential in the context in which it is used, or (c) not generally known to the public, whether in spoken, printed, electronic, or any other form or medium, and includes, but is not limited to, such information as relates directly or indirectly to: business processes, practices, methods, policies, plans, publications, documents, research, operations, services, strategies, techniques, agreements, contracts, terms of agreements, transactions, potential transactions, negotiations, pending negotiations, know-how, trade secrets, computer programs, computer software, applications, operating systems, software design, web design, work-in-process, technologies, databases, compilations, device configurations, embedded data, metadata, manuals, records, articles, systems, material, sources of material, supplier information, vendor information, financial information, results, accounting information, accounting records, legal information, marketing information, advertising information, pricing information, credit information, design information, payroll information, staffing information, personnel information, employee lists, supplier lists, vendor lists, developments, reports, internal controls, security procedures, graphics, drawings, sketches, market studies, sales information, revenue, costs, formulae, notes, communications, algorithms, product plans, designs, styles, models, ideas, audiovisual programs, inventions, unpublished patent applications, original works of authorship, discoveries, experimental processes, experimental results, specifications, Investor Information (as defined in Section 6) and Supplier Information (as defined in Section 6) of the Company, the Company Affiliates, or any of their respective businesses or any other person or entity that has entrusted information to the Employee in confidence, regardless of whether such information was disclosed to the Employee prior to the Commencement Date or during the course of the Employee’s employment with the Company. Confidential Information does not include information that the Employee can demonstrate by clear and convincing written or other documentary evidence: (i) was already known to the Employee without restriction on use or disclosure prior to receipt of such information from or on behalf of the Company; (ii) was or becomes generally known by the public other than by breach of this PRA by, or other wrongful act of the Employee or any third party on behalf of the Employee; (iii) was received by the Employee from a third party who was not, at the time, under any obligation to the Company or any other natural or legal person to maintain the confidentiality of such information; and/or (iv) provided that it does not constitute Work Product, was or is independently developed by the Employee without reference to or use of any of the Company’s Confidential Information.

“Intellectual Property” or “Intellectual Property Rights” means any and all: (1) copyrights and other rights associated with works of authorship throughout the world, including neighboring rights, moral rights, and mask works; (ii) trade secrets and Confidential Information; (iii) patents, patent disclosures and all rights in inventions (whether patentable or note); (iv) trademarks, trade names, Internet domain names, and registrations and applications for registration thereof together with all of the good will associated therewith; (v) all other intellectual and industrial property rights of every kind and nature throughout the world and however designated by operation of law, contract, license or otherwise; and, (vi) all registrations, applications, renewals, extensions, divisions, or reissues thereof now or hereafter in effect.

“Prohibited Activity” means activity in which the Employee contributes or uses or may be required to contribute or use the Confidential Information or Work Product of the Company or any Company Affiliate, directly or indirectly, in whole or in part, as an employee, employer, owner, operator, manager, advisor, consultant, contractor, agent, partner, director, member, stockholder, officer, volunteer, intern, or any other similar capacity of an entity or person engaged in the same or similar business as the Company or any Company Affiliate in the Protected Territory.

“Protected Territory” means the United States of America and all of its territories.

“Restricted Period” means the duration of the Employee’s employment with the Company, and a continuous period of two (2) years thereafter, beginning on the last day of the Employee’s employment relationship with the Company, whether terminated for any reason or no reason, by the Employee or the Company.

“Work Product” means any and all works created, made, conceived, invented, developed, written, or discovered or reduced to practice by the Employee in the performance of his/her duties on behalf of the Company or any Company Affiliates or that relate to the business of the Company or any Company Affiliates or any of the products or services being developed or otherwise provided by the Employee or which may be used in relation therewith, or resulting from the Confidential Information or arising in connection with the performance of the Employee’s duties, including, but not limited to, all renderings, drawings, designs, branding materials, drafts, notes, concepts, ideas, suggestions and approaches, modifications, improvements and derivative works related thereto or contained therein, and each element and part thereof. For the avoidance of doubt, “Work Product” shall encompass all Intellectual Property Rights commencing from the time the Company (or any Company Affiliates) and the Employee provided any form of services to the Company or any Company Affiliates, and/or commencing from the time the Employee and the Company (or any Company Affiliates) engaged in discussions and communications concerning the Employee’s performance of employment duties to the Company (or any Company Affiliates).

Work For Hire. The Employee acknowledges and agrees that the performance of the Employee’s duties to the Company, and all results and proceeds thereof, including, without limitation, any Work Product, are works done under the Company’s direction and control (or on behalf of its Company Affiliates) and have been specially ordered or commissioned by the Company, on its own behalf or on the behalf of one or more Company Affiliates. The Employee further acknowledges and agrees that any and all Work Product (as that term is defined in the PRA) produced by the Employee constitute works made for hire within the meaning of the Copyright Act of 1976, as amended, and shall be the exclusive property of either the Company or the Company Affiliate on behalf of which such Work Product was created. The Employee further acknowledges and agrees that any and all Work Product written, made, conceived, discovered or reduced to practice during the Employee’s employment with the Company, whether or not the Employee is named the author or inventor, are and shall be deemed owned solely by either the Company or the Company Affiliate on behalf of which such Work Product was created, and the Employee has no right, title, or interest therein. Furthermore, the Employee agrees that upon request, and without any further compensation, he/she will take such action and execute such documents as the Company may request to evidence and perfect the Company’s ownership of such Work Product.

Use of Confidential Information. The Employee agrees not to disclose or communicate, either directly or indirectly, any of the Company’s Confidential Information and Work Product without first obtaining, in each and every instance, the prior written consent of the Company. The Employee represents and warrants that any and all Confidential Information delivered by the Company to the Employee and any Work Product shall remain the exclusive property of the Company. The Employee shall not retain any Confidential Information or Work Product without first obtaining, in each and every instance, the prior written consent of the Company. Upon termination of the Employee’s employment with the Company (for any reason), the Employee shall immediately deliver to the Company all of Company’s Confidential Information and Work Product in the Employee’s possession or under his/her control, and the Employee shall not retain any such information or materials, whether in digital or printed form. The Employee shall undertake best efforts to protect and safeguard the confidentiality of all Confidential Information of the Company, and shall not use the Company’s Confidential Information, or permit it to be accessed or used, for any purpose other than in connection with performance of employment duties, or otherwise in any manner to the Company’s or any Company Affiliates’ detriment.

Duration of Confidentiality Obligations. The Employee understands and acknowledges that his or her obligations under this PRA with regard to any particular Confidential Information of the Company shall commence immediately upon the Employee first having access to such Confidential Information (whether before or after beginning employment with the Company, or any prior relationship between the Employee and Company Affiliates) and shall continue during and after the period in which the Employee is engaged to perform employment duties for the Company until such time as such Confidential Information has become public knowledge other than as a result of the Employee’s breach of this PRA or breach by those acting in concert with the Employee or on the Employee’s behalf or through an unauthorized disclosure by any third party.

Work Product Obligations. The Employee shall promptly disclose to the Company each Work Product and shall communicate without cost or delay, and without publishing the same, all available information relating thereto relating to the Company. Following disclosure, the Employee shall, at the request of the Company, or the Company’s duly authorized agents, apply for, obtain and vest in the Company alone letters, patents, copyrights or other analogous protection in any country throughout the world and, when so obtained or vested, renew the same, and defend any opposition proceedings in respect of such application and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or analogous protection. If the Company is unable, after reasonable effort, to secure the Employee’s signature on any letters, patents, copyrights, or other analogous protection relating to any Work Product, whether because of the Employee’s physical or mental incapacity or for any other reason whatsoever, the Employee hereby irrevocably designates and appoints the Company and its authorized officers as the Employee’s agent and attorney-in-fact, to act for and on the Employee’s behalf to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters, patents, copyrights, or other analogous protection thereon with the same legal force and effect as if executed by the Employee. This limited power of attorney designation and appointment shall be irrevocable, a power coupled with an interest, and, to the fullest extent permitted by applicable law, shall survive the Employee’s death or incapacity.

Protective Covenants.

Acknowledgments. The Employee understands that the nature of the Employee’s position gives the Employee access to and knowledge of the Company’s Confidential Information and places the Employee in a position of trust and confidence with the Company. The Employee understands and acknowledges that his/her duties to the Company are unique, special, or extraordinary. The Employee further understands and acknowledges that the Company’s ability to reserve Confidential Information concerning its products and/or services for the exclusive knowledge and use of the Company is of great competitive importance and commercial value to the Company, and that improper use or disclosure by the Employee is likely to result in unfair or unlawful competitive activity and irreparable harm to the Company and/or Company Affiliates. The Employee acknowledges and agrees that the services to be rendered by him/her to the Company and/or any Company Affiliates are of a special and unique character; that the Employee will obtain knowledge and skill relevant to the industry, methods of doing business and marketing strategies of the Company and/or Company Affiliates by virtue of the employment services provided by the Employee; and that the terms and conditions of this PRA are reasonable under these circumstances. The Employee further acknowledges that he/she has no expectation of any additional fees, royalties or other payment of any kind not otherwise referenced herein in connection with any Confidential Information and/or any Work Product; that he/she will not be subject to undue hardship by reason of his or her full compliance with the terms and conditions of this PRA or the Company’s enforcement thereof.

Non-Competition. For the duration of the Restricted Period (as the same may be extended pursuant to Section 10 of this PRA below), the Employee agrees and covenants not to engage in Prohibited Activity in the Protected Territory.

Non-Solicitation of Employees/Individual Independent Contractors. The Employee agrees and covenants not to directly or indirectly solicit, hire, recruit, or attempt to solicit, hire, or recruit, any employee or individual (i.e., non-corporate) independent contractor of the Company during the term of the Employee’s employment with the Company, or any employee who has been employed by the Company, or any individual (i.e., non-corporate) independent contractor who has been engaged by the Company, in the three (3) years preceding the last day of the Employee’s employment with the Company (collectively, “Covered Individual”), or induce the termination of employment of any Covered Individual during the term of the Employee’s employment with the Company, and for a period of three (3) years thereafter, beginning on the last day of the Employee’s employment with the Company, regardless of the reason for the termination of the Employee’s employment with the Company. This non-solicitation provision explicitly covers all forms of oral, written, or electronic communication, including, but not limited to, communications by email, regular mail, express mail, telephone, fax, instant message, and social media, including, but not limited to, Facebook, Linkedln, Instagram, and Twitter, and any other social media platform, whether or not in existence at the time of entering into this PRA. However, it will not be deemed a violation of this PRA if the Employee merely updates the Employee’s Linkedln profile or connects with a Covered Individual on Facebook, Linkedln, or other social media or communication platform without engaging in any other substantive communication that is prohibited by this Section 6(c). This Section 6(c) does not restrict or impede, in any way, and shall not be interpreted or understood as restricting or impeding, the Employee from discussing the terms and conditions of the Employee’s engagement with the Company that are protected rights and which cannot be waived by agreement.

Non-Solicitation of Suppliers. The Employee understands and acknowledges that because of the Employee’s experience with and relationship to the Company, the Employee has had, and will continue to have, access to, and has learned, and will continue to learn, about much or all of the current and future, suppliers to the Company and Company Affiliates (collectively, “Suppliers”), and Supplier Information. “Supplier Information” includes, but is not limited to, names, phone numbers, addresses, email addresses, contract terms, pricing, credit terms, payment terms, shipping terms, and other information identifying facts and circumstances specific to the Supplier. The Employee understands and acknowledges that loss of any such supplier relationship or goodwill will cause significant and irreparable harm to the Company and/or Company Affiliate. Accordingly, the Employee agrees and covenants that during the term of the Employee’s employment with the Company, and for a period of three (3) years thereafter, beginning on the last day of the Employee’s employment with the Company, whether terminated for any reason or no reason, by the Employee or the Company, not to disclose or use Supplier Information for any purpose in violation of this PRA, and the Employee shall not directly or indirectly solicit, contact, or attempt to solicit or contact, using any other form of oral, written, or electronic communication, including, but not limited to, email, regular mail, express mail, telephone, fax, or instant message, or social media, including but not limited to Facebook, LinkedIn, Instagram or Twitter, or any other social media platform, whether or not in existence at the time of entering into this PRA, or meet with the Company’s current, former, or prospective Suppliers for purposes of entering into contractual arrangements with such Suppliers similar to or competitive with those of the Company. However, it will not be deemed a violation of this PRA if the Employee merely updates the Employee’s LinkedIn profile, or connects with a covered Supplier on Facebook or LinkedIn, without engaging in any other substantive communication, by social media or otherwise, that is prohibited by this Section 6(d). This restriction shall only apply to: (i) Suppliers the Employee contacted in any way during three (3) years prior to the cessation of Employee’s employment with the Company; (ii) Suppliers about whom or which the Employee has Confidential Information; (iii) Suppliers who became Suppliers during the Employee’s engagement with the Company; and, or (iv) Suppliers about whom or which the Employee has information that is not available publicly.

Non-Disparagement. The Employee agrees and covenants that it shall not at any time make, publish or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments or statements concerning the products or services of the Company or any Company Affiliates, or make any maliciously false statements about the Company, any Company Affiliates, any Investors, any Suppliers, and any of their respective owners, members, shareholders, partners, representatives, employees or contractors.

Exit Obligations. Upon the voluntary or involuntary termination of the Employee’s employment with the Company, or upon the Company’s request at any time during the term of the PRA, the Employee shall: (a) provide or return to the Company any and all property and documents and materials belonging to the Company and/or any Company Affiliates and stored in any fashion, including but not limited to, those that constitute or contain any Confidential Information or Work Product, that are in the possession or control of the Employee, whether they were provided to the Employee by the Company, by any Company Affiliates, or by any of their respective business associates or created by the Employee in connection with the Employee’s performance of employment duties ; and (b) delete or destroy all copies of any such documents and materials not returned to the Company that remain in the Employee’s possession or control, including those stored on any non-Company devices, networks, storage locations and media in the Employee’s possession or control.

Assignment. The Employee agrees to assign and transfer and hereby does transfer to the Company, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, all right, title and interest, including any and all Intellectual Property Rights pertaining thereto, in any and all works created, made, conceived, invented, developed, discovered or reduced to practice by the Employee in the course of his/her employment duties on behalf of the Company. The Employee shall promptly notify and disclose to the Company each produced Work Product and shall communicate, without cost or delay, all available information relating thereto to the Company. The Employee shall execute, make and do all such deeds, documents, and acts and things as the Company and its duly authorized agents may reasonably require, to obtain and vest in the name of the Company alone letters, patents, copyrights, or other analogous protection in any country throughout the world and, when so obtained or vested, renew and restore the same, and defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters, patents, copyrights or other analogous protection.

License. In the event that, notwithstanding the other provisions of this PRA, the Employee is determined to own or have any Intellectual Property Rights that are used, embodied, or reflected in the Work Product, the Employee hereby grants to the Company, the Company Affiliates, and each of their successors and assigns, an irrevocable, perpetual, exclusive, fully paid-up, non-assessable worldwide, royalty-free right and license to use, execute, reproduce, display, and perform the Work Products, to prepare any derivative or collective works based upon or containing the Work Product, to distribute, assign, transfer, re-license and sublicense for any purpose the Work Product, and to authorize others to do any or all of the foregoing.

Remedies. The Employee acknowledges that the Confidential Information and the Company’s ability to reserve it for the exclusive knowledge and use of the Company and/or any Company Affiliates is of great competitive importance and commercial value to the Company and/or applicable Company Affiliate(s), and that improper use or disclosure of the Confidential Information by the Employee will cause irreparable harm to the Company and/or Company Affiliate(s) for which remedies at law will not be adequate. In the event of a breach or threatened breach by the Employee of any of the provisions of this PRA, the Employee hereby consents and agrees that the Company shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that monetary damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief. In the event the Employee fails to abide by any of the provisions contained in this PRA, the time periods contained in this PRA shall be extended by the period of time in which the Employee has failed to abide by said provisions.

MANDATORY ARBITRATION OF DISPUTES. EXCEPT FOR THE COMPANY’S RIGHT TO PURSUE INJUNCTIVE RELIEF IN ACCORDANCE WITH SECTION 11 OF THIS PRA, ANY CLAIM OR DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO: (A) THE PARTIES’ EMPLOYMENT RELATIONSHIP OR TERMINATION OF THAT RELATIONSHIP, WHETHER BASED IN CONTRACT, TORT, FEDERAL, STATE, OR MUNICIPAL STATUTE, FRAUD, MISREPRESENTATION, OR ANY OTHER LEGAL THEORY; (B) THE USE, DISCLOSURE, OWNERSHIP IN ANY WAY RELATING TO CONFIDENTIAL INFORMATION OR WORK PRODUCT; AND/OR (C) ANY DISPUTE ARISING OUT OF THE FORMATION, PERFORMANCE, INTERPRETATION, NULLIFICATION, TERMINATION OR INVALIDATION OF THIS PRA, OR ARISING FROM OR RELATED TO ANY OF THE FOREGOING, IN ANY MANNER WHATSOEVER, WILL BE EXCLUSIVELY AND FINALLY RESOLVED BY A SINGLE ARBITRATOR UNDER THE JAMS EXPEDITED RULES OF ARBITRATION. THE ARBITRATION SHALL BE HELD IN FORT WORTH, TEXAS. THE PARTIES SHALL SELECT A MUTUALLY AGREEABLE NEUTRAL ARBITRATOR FROM JAMS OR, IF THEY CANNOT AGREE, ANY PARTY MAY REQUEST THAT JAMS APPOINT A SINGLE ARBITRATOR IN ACCORDANCE WITH ITS APPLICABLE RULES. THE ARBITRATOR’S DECISION WILL BE BINDING ON THE PARTIES AND MAY BE CONFIRMED IMMEDIATELY IN ANY COURT OF COMPETENT JURISDICTION. THE ARBITRATION PROCEEDING AND ALL MATERIALS, SUBMISSIONS AND DOCUMENTS RELATING THERETO WILL BE TREATED AS CONFIDENTIAL INFORMATION IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT AND THE PRA. THE ARBITRATOR’S FEES AND TRAVEL EXPENSES ALONG WITH ANY FEES FOR USE OF THE ARBITRATION FACILITY SHALL BE PAID BY THE COMPANY. EACH PARTY SHALL PAY ITS OWN ATTORNEYS’ FEES AND ONE-HALF (V2) OF ALL OTHER COSTS ASSOCIATED WITH THE ARBITRATION. ALL PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVE ANY AND ALL DEFENSES TO A MOTION OR ANY OTHER PLEADING BROUGHT BY ANY PARTY IN A COURT OF COMPETENT JURISDICTION TO COMPEL ARBITRATION IN ACCORDANCE WITH THE TERMS OF THIS SECTION 12 OF THIS PRA. IF ANY PARTY BREACHES THE PROVISIONS OF THIS SUBSECTION BY BRINGING AN ACTION IN ANY FORUM NOT SPECIFICALLY PROVIDED FOR HEREBY, SUCH PARTY SHALL PAY THE REASONABLE ATTORNEYS’ FEES AND EXPENSES INCURRED BY THE OTHER PARTY IN CONNECTION WITH SUCH PROCEEDINGS. THE ARBITRATOR SHALL HAVE THE AUTHORITY TO GRANT ANY REMEDY OR RELIEF THE ARBITRATOR DEEMS JUST AND EQUITABLE, INCLUDING INJUNCTIVE RELIEF, SPECIFIC PERFORMANCE, AND TO AWARD TO THE PREVAILING PARTY OR MOST PREVAILING PARTY THAT PARTY’S REASONABLE COSTS AND EXPENSES OF THE ARBITRATION AND/OR REASONABLE ATTORNEYS’ FEES WHICH SHALL BE PAID BY THE OTHER PARTY.

WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ARISING OUT OF OR RELATING TO (A) THE PARTIES’ EMPLOYMENT RELATIONSHIP OR TERMINATION OF THAT RELATIONSHIP, WHETHER BASED IN CONTRACT, TORT, FEDERAL, STATE, OR MUNICIPAL STATUTE, FRAUD, MISREPRESENTATION, OR ANY OTHER LEGAL THEORY; (B) THE USE, DISCLOSURE, OWNERSHIP IN ANY WAY RELATING TO CONFIDENTIAL INFORMATION OR WORK PRODUCT; AND/OR (C) ANY DISPUTE ARISING OUT OF THE FORMATION, PERFORMANCE, INTERPRETATION, NULLIFICATION, TERMINATION OR INVALIDATION OF THIS PRA, OR ARISING FROM OR RELATED TO ANY OF THE FOREGOING.

CONSENT TO VENUE. IF EITHER PARTY COMMENCES ANY LEGAL ACTION OR PROCEEDING IN COURT ARISING OUT OF OR RELATING TO (A) THE PARTIES’ EMPLOYMENT RELATIONSHIP OR TERMINATION OF THAT RELATIONSHIP, WHETHER BASED IN CONTRACT, TORT, FEDERAL, STATE, OR MUNICIPAL STATUTE, FRAUD, MISREPRESENTATION, OR ANY OTHER LEGAL THEORY; (B) THE USE, DISCLOSURE, OWNERSHIP IN ANY WAY RELATING TO CONFIDENTIAL INFORMATION OR WORK PRODUCT; AND/OR (C) ANY DISPUTE ARISING OUT OF THE FORMATION, PERFORMANCE, INTERPRETATION, NULLIFICATION, TERMINATION OR INVALIDATION OF THIS PRA, OR ARISING FROM OR RELATED TO ANY OF THE FOREGOING, THE PARTIES AGREE THAT ANY SUCH PROCEEDING MUST BE COMMENCED IN THE STATE OR FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS. THIS SECTION 14 IS SUBJECT TO SECTION 12 OF THIS AGREEMENT AND NOTHING SET FORTH IN THIS SECTION 14 IS INTENDED TO OR SHOULD BE CONSTRUED TO SUPERSEDE EITHER PARTY’S RIGHT TO COMPEL ARBITRATION PURSUANT TO SECTION 12 OF THIS AGREEMENT.

Notice. All notices and other communications given or made pursuant to this PRA shall be in writing and deemed effectively given: (a) upon personal delivery to the party to be notified; (b) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (c) one (1) business day after deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications to the Employee shall be sent to the last address of the Employee’s residence provided by the Employee to the Company. All communications to the Company shall be sent to the Company’s principal place of business, to the attention of Human Resources Department.

General Provisions.

Severability. Should any provision of this PRA be held by the arbitrator or any court of competent jurisdiction to be enforceable only if modified, or if any portion of this PRA shall be held as unenforceable and thus stricken, such holding shall not affect the validity of the remainder of this PRA, the balance of which shall continue to be binding upon the Parties with any such modification to become a part hereof and treated as though originally set forth in this PRA. The Parties further agree that any such arbitrator or court is expressly authorized to modify any such unenforceable provision of this PRA in lieu of severing such unenforceable provision from this PRA in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this PRA or by making such other modifications as it deems warranted to carry out the intent and agreement of the Parties as embodied herein to the maximum extent permitted by law. The Parties expressly agree that this PRA as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this PRA be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this PRA shall be construed as if such invalid, illegal or unenforceable provisions had not been set forth herein.

Survival. The provisions of this PRA which by their terms impose obligations that extend beyond any termination of this PRA shall survive such termination and continue for the duration specified in such provisions, or, if such specified duration is unenforceable, or if no duration is specified, then for the longest period permitted under applicable law.

Assignment; Successors and Assigns. This PRA, and the Employee’s duties to the Company, shall not be assignable by the Employee. In all events, this PRA shall be binding upon the heirs, trustees, executor(s), administrator, successors and assigns of the Employee. The Company may assign this PRA, in whole or in part, without the notice to or consent from the Employee.

Interpretation. The section and article headings contained in this PRA are inserted for convenience of reference only and shall not affect the meaning or interpretation of this PRA. Whenever the words “include”, “includes” or “including” are used, they shall be deemed to be followed by the words “without limitation.” The words “hereof”, “herein” and “herewith” and words of similar import shall be construed to refer to this PRA as a whole (including any exhibits or addendum attached hereto) and not to any particular provision of this PRA, unless clearly indicated otherwise. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. A reference to any Party to this PRA or any other agreement or document shall include such party’s successors and permitted assigns. The language used in this PRA will be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Party.

Waiver. No waiver by the Company for any breach or default by the Employee of the terms of this PRA shall be a waiver of any other breach or default of another provision of this PRA. No delay on the part of the Company in exercising ally right or remedy under this PRA shall operate as a waiver thereof, nor shall any single or partial exercise of right or remedy by the Company preclude other or future exercise of any other right or remedy of the Company.

Governing Law and Venue. This PRA shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any applicable conflicts of law provisions.

Entire Agreement. This PRA embodies the entire agreement and understanding between the Parties with respect to its subject matter and supersedes all prior discussions, agreements, and undertakings between the Parties. No amendments to this PRA or term or condition herein shall be effective unless executed in writing by an authorized representative of each Party.

Counterparts; Electronic Signatures. This PRA may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A copy of a signature received through electronic transmission or other electronic means (including files in Adobe .pdf or similar format, and/or electronic signature services such as DocuSign, HelloSign, etc.) shall bind the Party whose signature is so received, and shall be considered for all purposes, as if such signature were an original. This PRA and all other contracts, exhibits, schedules, or instruments entered into in connection with the PRA, and any amendments, hereto or thereto, to the extent delivered by means of an electronic mail or electronic transmission (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original signed version thereof delivered in person. If this PRA is executed through digital or electronic means, and/or delivered through Electronic Delivery, the Employee agrees that promptly upon the Company’s request, he/she shall re-execute original forms thereof and deliver them to all the Company. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or contract or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the enforcement of this PRA and each such Party forever waives any such defense, except and only to the extent such defense is substantially based upon lack of authenticity.

THE EMPLOYEE REPRESENTS AND WARRANTS THAT THE EMPLOYEE HAS READ THIS AGREEMENT, AND THAT THE EMPLOYEE UNDERSTANDS ITS TERMS. THE EMPLOYEE ACKNOWLEDGES THAT, PRIOR TO ASSENTING TO THE TERMS OF THIS AGREEMENT, THE EMPLOYEE HAS BEEN GIVEN A REASONABLE TIME TO REVIEW IT, TO CONSULT WITH COUNSEL OF THE EMPLOYEE’S OWN CHOICE, AND TO NEGOTIATE AT ARM’S LENGTH WITH THE COMPANY AS TO ITS TERMS AND CONTENTS.

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IN WITNESS WHEREOF, the Company and the Employee have caused this PRA to be executed and be effective and binding upon the Parties as of the Effective Date set forth below.

Effective Date: December___, 2021

BY THE COMPANY:

Rhodium Shared Services LLC,
a Delaware limited liability company

By:	Rhodium Technologies LLC
Its:	Manager

By:	Cameron Blackmon
Its:	Authorized Signatory

BY THE EMPLOYEE:

(Signature)

(Print Name)

[Signature page to Confidentiality, Proprietary Rights and Protective Covenants Agreement]